SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 1, 1999

FIRST LEESPORT BANCORP, INC.
(Exact name of registrant as specified in its charter)

        Pennsylvania              000-14555       23-2354007
(State or other jurisdiction     (Commission     (IRS Employer
      of incorporation)          File Number)      Ident. No.)

133 North Centre Avenue, Leesport, PA                 19533
(Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code (610)926-2161

                               N/A
(Former name or former address, if changed since last report.)






Item 5.  Other Events.

	The press release of the Registrant, dated October 1, 1999, attached hereto as Exhibit 99.1 is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

	(a)	Exhibits

		The following exhibits are filed herewith:

		99.1		Press release, dated October 1, 1999, of
				First Leesport Bancorp, Inc.



SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

						FIRST LEESPORT BANCORP, INC.

Dated:  October 4, 1999
						By	/s/ Raymond H. Melcher , Jr.
							Raymond H. Melcher, Jr.
							President and
							Chief Executive Officer



EXHIBIT INDEX

Exhibit
Number 			Exhibit

99.1				Press release, dated October 1, 1999, of
				First Leesport Bancorp, Inc.

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